EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Rentrak Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Rosenbaum, Chairman of the Board and President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Paul A. Rosenbaum

Paul A. Rosenbaum

Chairman of the Board and President and

Chief Executive Officer

Rentrak Corporation

February 9, 2007